Note 6 - Risk Management - Reconciliation Of Changes In Impairment (Details) - EUR (€) € in Millions		6 Months Ended	12 Months Ended
		Jun. 30, 2018	Dec. 31, 2017
Risk Management Abstract
Financial Assets at the beginning		€ 20,590	€ 23,877
Increase Decrease In Financial Assets Abstract
Additions Of Impaired Assets		4,661	10,856
Decrease Of Impaired Assets	[1]	(3,453)	(7,771)
Net Additions Of Impaired Assets		1,208	3,085
Decrease Through Write off Financial Assets		(1,739)	(5,758)
Increase Decrease Through Foreign Exchange And Other Movements Financial Assets		(357)	(615)
Financial Assets at the end		€ 19,702	€ 20,590

[1]

(*) Reflects the total amount of impaired loans derecognized from th e consolidated balance sheet throughout the period as a result of mortgage foreclosures and real estate assets received in lieu of payment as well as monetary recoveries (see Notes 19 and 20 to the interim Consolidated Financial Statement for additional in formation).